October 29, 2012                                        Exhibit 99.1
Park National Corporation reports financial results
for third quarter 2012
NEWARK, Ohio - Park National Corporation (Park) (NYSE Amex: PRK) today reported financial results for the three-month (third quarter) and nine-month periods ended September 30, 2012.
Net income for the first nine months of 2012 was $62.3 million, a 12.8 percent decline from the $71.5 million in net income for the same period in 2011. Net income per diluted common share was $3.82, a 12.4 percent decrease from the $4.36 net income per diluted common share reported for the first nine months of 2011.
Net income for the third quarter of 2012 was $12.0 million, a 41.2 percent decline from the $20.4 million in net income for the same period in 2011. Net income per diluted common share was $0.78, a 36.6 percent decrease from the $1.23 net income per diluted common share reported in the third quarter of 2011.
Net income for the third quarter and first nine months of 2011 included pre-tax gains of $3.5 million and $25.5 million, respectively, from the sale of investment securities. Net income for the first nine months of 2012 also included a pre-tax gain of $22.2 million from the sale of substantially all of the performing loans, operating assets and the liabilities of Vision Bank, which closed on February 16, 2012. Excluding securities gains in 2011 and the gain from the sale of the Vision Bank business in 2012, net income for the nine months ended September 30, 2012 and 2011 would have been $47.9 million and $55.0 million, respectively.
The Park National Bank Results
Park's community-banking subsidiary in Ohio, The Park National Bank (PNB), reported net income of $22.1 million for the third quarter of 2012, compared to net income of $24.5 million ($22.3 million, excluding the gain on sale of securities) for the same period in 2011. PNB reported net income of $67.1 million for the first nine months of 2012, compared to net income of $87.8 million ($72.4 million, excluding the gain on sale of securities) for the same period in 2011. The Park National Bank had total assets of $6.6 billion at September 30, 2012, compared to $6.3 billion at September 30, 2011. This performance generated a return on average assets of 1.37 percent and 1.81 percent (1.49 percent, excluding the gain on sale of securities) for The Park National Bank in the first nine months of 2012 and 2011, respectively.
“We are proud of our performance in Ohio. The dedicated associates of our affiliates continue to do extraordinary work - serving customers, lending money, helping with deposit services and wealth management, all of which provide personalized financial solutions for our clients,” said Park Chairman C. Daniel DeLawder.
According to DeLawder, the extremely low interest rate environment continues to be a major factor fueling Park's mortgage loan volume and customer base expansion. The bank originated $536.4 million of mortgage loans through the nine months ended September 30, 2012, a 50 percent increase in origination volume compared to $357.5 million through the same period in 2011. “We welcome the opportunity to serve people who have not dealt with a strong community bank before and to expand our relationships with our current clients,” he said.
Headquartered in Newark, Ohio, Park National Corporation has $6.8 billion in total assets (as of September 30,

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

2012). Park consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below…

Media contacts: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and the credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial service organizations increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended September 30, 2012, June 30, 2012, and September 30, 2011

	2012	2012	2011	Percent change vs.
(in thousands, except share and per share data)	3rd QTR	2nd QTR	3rd QTR	2Q '12	3Q '11
INCOME STATEMENT:
Net interest income	$58,016	$58,680	$67,620	(1.1)%	(14.2)%
Provision for loan losses	16,655	5,238	16,438	218.0%	1.3%
Other income	18,079	17,508	18,027	3.3%	0.3%
Gain on sale of securities	—	—	3,465	N.M.	N.M.
Total other expense	45,683	45,804	45,599	(0.3)%	0.2%
Income before income taxes	$13,757	$25,146	$27,075	(45.3)%	(49.2)%
Income taxes	1,775	6,260	6,694	(71.6)%	(73.5)%
Net income	$11,982	$18,886	$20,381	(36.6)%	(41.2)%
Preferred stock dividends and accretion	—	1,948	1,464	(100.0)%	(100.0)%
Net income available to common shareholders	$11,982	$16,938	$18,917	(29.3)%	(36.7)%

MARKET DATA:
Earnings per common share - basic (b)	$0.78	$1.10	$1.23	(29.1)%	(36.6)%
Earnings per common share - diluted (b)	0.78	1.10	1.23	(29.1)%	(36.6)%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	42.78	42.88	42.67	(0.2)%	0.3%
Stock price per common share at period end	70.02	69.75	52.88	0.4%	32.4%
Market capitalization at period end	1,078,720	1,074,561	814,294	0.4%	32.5%

Weighted average common shares - basic (a)	15,405,894	15,405,902	15,398,909	—%	—%
Weighted average common shares - diluted (a)	15,405,894	15,405,902	15,398,909	—%	—%
Common shares outstanding at period end	15,405,887	15,405,898	15,398,904	—%	—%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	0.70%	1.01%	1.04%	(30.7)%	(32.7)%
Return on average common equity (a)(b)	7.19%	10.33%	11.51%	(30.4)%	(37.5)%
Yield on loans	5.31%	5.36%	5.59%	(0.9)%	(5.0)%
Yield on investments	3.04%	3.30%	3.58%	(7.9)%	(15.1)%
Yield on money markets	0.25%	0.25%	0.24%	—%	4.2%
Yield on earning assets	4.56%	4.71%	4.95%	(3.2)%	(7.9)%
Cost of interest bearing deposits	0.46%	0.51%	0.63%	(9.8)%	(27.0)%
Cost of borrowings	2.79%	2.81%	2.69%	(0.7)%	3.7%
Cost of paying liabilities	1.00%	1.05%	1.07%	(4.8)%	(6.5)%
Net interest margin	3.75%	3.87%	4.09%	(3.1)%	(8.3)%
Efficiency ratio (g)	59.71%	59.80%	52.95%	(0.2)%	12.8%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	0.71%	1.03%	1.05%	(31.1)%	(32.4)%
Annualized return on average tangible common equity (a)(b)(c)	8.07%	11.62%	13.05%	(30.6)%	(38.2)%
Tangible common book value per common share (d)	$38.06	$38.15	$37.71	(0.2)%	0.9%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended September 30, 2012, June 30, 2012, and September 30, 2011

				Percent change vs.
BALANCE SHEET:	September 30, 2012	June 30, 2012	September 30, 2011	2Q '12	3Q '11

Investment securities	$1,653,381	$1,688,654	$1,708,631	(2.1)%	(3.2)%
Loans	4,400,510	4,386,851	4,680,575	0.3%	(6.0)%
Allowance for loan losses	55,565	58,696	107,310	(5.3)%	(48.2)%
Goodwill and other intangibles	72,810	72,949	76,370	(0.2)%	(4.7)%
Other real estate owned	35,633	38,424	46,911	(7.3)%	(24.0)%
Total assets	6,752,938	6,705,574	7,095,098	0.7%	(4.8)%
Total deposits	4,793,077	4,822,975	5,089,187	(0.6)%	(5.8)%
Borrowings	1,187,431	1,152,139	1,142,043	3.1%	4.0%
Stockholders' equity	659,127	660,623	755,053	(0.2)%	(12.7)%
Common equity	659,127	660,623	657,121	(0.2)%	0.3%
Tangible common equity (d)	586,317	587,674	580,751	(0.2)%	1.0%
Nonperforming loans	191,432	207,631	229,814	(7.8)%	(16.7)%
Nonperforming assets	227,065	246,055	276,725	(7.7)%	(17.9)%
Past due 90 day loans and still accruing	2,076	1,870	2,162	11.0%	(4.0)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	65.16%	65.42%	65.97%	(0.4)%	(1.2)%
Nonperforming loans as a % of period end loans	4.35%	4.73%	4.91%	(8.0)%	(11.4)%
Past due 90 day loans as a % of period end loans	0.05%	0.04%	0.05%	25.0%	—%
Nonperforming assets / Period end loans + OREO	5.12%	5.56%	5.85%	(7.9)%	(12.5)%
Allowance for loan losses as a % of period end loans	1.26%	1.34%	2.29%	(6.0)%	(45.0)%
Net loan charge-offs	$19,786	$6,469	$29,302	205.9%	(32.5)%
Annualized net loan charge-offs as a % of average loans (a)	1.79%	0.60%	2.48%	198.3%	(27.8)%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.76%	9.85%	10.64%	(0.9)%	(8.3)%
Common equity / Period end assets	9.76%	9.85%	9.26%	(0.9)%	5.4%
Tangible common equity (d) / Tangible assets (f)	8.78%	8.86%	8.27%	(0.9)%	6.2%
Average equity / Average assets (a)	9.80%	10.21%	10.42%	(4.0)%	(6.0)%
Average equity / Average loans (a)	15.10%	15.74%	15.98%	(4.1)%	(5.5)%
Average loans / Average deposits (a)	90.46%	90.83%	90.32%	(0.4)%	0.2%

N.M. - Not meaningful

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2012 and 2011

	2012	2011	Percent change vs.
(in thousands, except share and per share data)			3Q '11
INCOME STATEMENT:
Net interest income	$178,424	$206,955	(13.8)%
Provision for loan losses	30,231	43,054	(29.8)%
Gain on sale of Vision Bank	22,167	—	N.M.
Other income	53,040	48,195	10.1%
Gain on sale of securities	—	25,462	N.M.
Total other expense	139,957	138,952	0.7%
Income before income taxes	$83,443	$98,606	(15.4)%
Income taxes	21,100	27,076	(22.1)%
Net income	$62,343	$71,530	(12.8)%
Preferred stock dividends and accretion	3,425	4,392	(22.0)%
Net income available to common shareholders	$58,918	$67,138	(12.2)%

MARKET DATA:
Earnings per common share - basic (b)	$3.82	$4.36	(12.4)%
Earnings per common share - diluted (b)	3.82	4.36	(12.4)%
Cash dividends per common share	2.82	2.82	—%

Weighted average common shares - basic (a)	15,405,902	15,398,919	—%
Weighted average common shares - diluted (a)	15,409,186	15,400,641	0.1%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.16%	1.24%	(6.5)%
Return on average common equity (a)(b)	11.95%	13.96%	(14.4)%
Yield on loans	5.40%	5.61%	(3.7)%
Yield on investments	3.23%	3.82%	(15.4)%
Yield on earning assets	4.69%	5.06%	(7.3)%
Cost of interest bearing deposits	0.51%	0.68%	(25.0)%
Cost of borrowings	2.77%	2.61%	6.1%
Cost of paying liabilities	1.03%	1.10%	(6.4)%
Net interest margin (g)	3.86%	4.16%	(7.2)%
Efficiency ratio (g)	54.91%	54.14%	1.4%

ASSET QUALITY RATIOS:
Net loan charge-offs	$43,110	$79,320	(45.7)%
Annualized net loan charge-offs as a % of average loans (a)	1.31%	2.24%	(41.5)%

CAPITAL & LIQUIDITY:
Average equity / Average assets (a)	10.30%	10.22%	0.8%
Average equity / Average loans (a)	15.86%	15.67%	1.2%
Average loans / Average deposits (a)	90.70%	90.39%	0.3%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.17%	1.25%	(6.4)%
Annualized return on average tangible common equity (a)(b)(c)	13.45%	15.88%	(15.3)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters or nine months ended September 30, 2012 and September 30, 2011, as appropriate.
(b) Reported measure uses net income available to common shareholders.
(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
AVERAGE STOCKHOLDERS' EQUITY	$663,314	$685,305	$749,610	$699,575	$740,392
Less: Average preferred stock	—	25,944	97,808	41,244	97,596
Average goodwill and other intangibles	72,888	73,027	76,734	73,177	77,397
AVERAGE TANGIBLE COMMON EQUITY	$590,426	$586,334	$575,068	$585,154	$565,399

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	September 30, 2012	June 30, 2012	September 30, 2011
STOCKHOLDERS' EQUITY	$659,127	$660,623	$755,053
Less: Preferred stock	—	—	97,932
Goodwill and other intangibles	72,810	72,949	76,370
TANGIBLE COMMON EQUITY	$586,317	$587,674	$580,751

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
AVERAGE ASSETS	$6,769,735	$6,712,439	$7,190,843	$6,792,822	$7,244,487
Less: Average goodwill and other intangibles	72,888	73,027	76,734	73,177	77,397
AVERAGE TANGIBLE ASSETS	$6,696,847	$6,639,412	$7,114,109	$6,719,645	$7,167,090

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2012	June 30, 2012	September 30, 2011
TOTAL ASSETS	$6,752,938	$6,705,574	$7,095,098
Less: Goodwill and other intangibles	72,810	72,949	76,370
TANGIBLE ASSETS	$6,680,128	$6,632,625	$7,018,728

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Interest income	$70,618	$71,486	$82,065	$216,942	$251,649
Fully taxable equivalent adjustment	408	406	474	1,241	1,482
Fully taxable equivalent interest income	$71,026	$71,892	$82,539	$218,183	$253,131
Interest expense	12,602	12,806	14,445	38,518	44,694
Fully taxable equivalent net interest income	$58,424	$59,086	$68,094	$179,665	$208,437

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2012	2011	2012	2011

Interest income:
Interest and fees on loans	$58,269	$65,645	$176,967	$196,961
Interest on:
Obligations of U.S. Government, its agencies
and other securities	12,187	16,289	39,565	54,302
Obligations of states and political subdivisions	33	69	121	310
Other interest income	129	62	289	76
Total interest income	70,618	82,065	216,942	251,649

Interest expense:
Interest on deposits:
Demand and savings deposits	636	976	1,992	2,918
Time deposits	3,757	5,661	12,517	18,595
Interest on borrowings	8,209	7,808	24,009	23,181
Total interest expense	12,602	14,445	38,518	44,694

Net interest income	58,016	67,620	178,424	206,955

Provision for loan losses	16,655	16,438	30,231	43,054

Net interest income after provision for loan losses	41,361	51,182	148,193	163,901

Gain on sale of Vision Bank	—	—	22,167	—
Other income	18,079	18,027	53,040	48,195

Gain on sale of securities	—	3,465	—	25,462

Total other expense	45,683	45,599	139,957	138,952

Income before income taxes	13,757	27,075	83,443	98,606

Income taxes	1,775	6,694	21,100	27,076

Net income	$11,982	$20,381	$62,343	$71,530

Preferred stock dividends and accretion	—	1,464	3,425	4,392

Net income available to common shareholders	$11,982	$18,917	$58,918	$67,138

Per Common Share:
Net income - basic	$0.78	$1.23	$3.82	$4.36
Net income - diluted	$0.78	$1.23	$3.82	$4.36

Weighted average shares - basic	15,405,894	15,398,909	15,405,902	15,398,919
Weighted average shares - diluted	15,405,894	15,398,909	15,409,186	15,400,641

Cash Dividends Declared	$0.94	$0.94	$2.82	$2.82

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2012	December 31, 2011

Assets

Cash and due from banks	$114,186	$137,770
Money market instruments	167,109	19,716
Investment securities	1,653,381	1,708,473
Loans	4,400,510	4,317,099
Allowance for loan losses	55,565	68,444
Loans, net	4,344,945	4,248,655
Bank premises and equipment, net	54,416	53,741
Goodwill and other intangibles	72,810	74,843
Other real estate owned	35,633	42,272
Other assets	310,458	304,313
Assets held for sale	—	382,462
Total assets	$6,752,938	$6,972,245

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,043,460	$995,733
Interest bearing	3,749,617	3,469,381
Total deposits	4,793,077	4,465,114
Borrowings	1,187,431	1,162,026
Other liabilities	113,303	66,555
Liabilities held for sale	—	536,186
Total liabilities	$6,093,811	$6,229,881

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2012 and 2011; No shares issued at September 30, 2012 and 100,000 shares issued at December 31, 2011)	$—	$98,146
Common stock (No par value; 20,000,000 shares authorized in 2011 and 2010; 16,150,996 shares issued at September 30, 2012 and 16,151,021 shares issued at December 31, 2011)	302,654	301,202
Common stock warrants	—	4,297
Accumulated other comprehensive loss, net of taxes	(6,550)	(8,831)
Retained earnings	440,030	424,557
Treasury stock (745,109 shares at September 30, 2012 and at December 31, 2011)	(77,007)	(77,007)
Total stockholders' equity	$659,127	$742,364

Total liabilities and stockholders' equity	$6,752,938	$6,972,245

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2012	2011	2012	2011

Assets

Cash and due from banks	$115,198	$129,604	$122,258	$124,114
Money market instruments	208,191	100,635	156,830	49,877
Investment securities	1,621,365	1,834,610	1,664,365	1,935,579
Loans	4,392,067	4,692,013	4,410,042	4,726,074
Allowance for loan losses	59,686	119,866	63,525	138,495
Loans, net	4,332,381	4,572,147	4,346,517	4,587,579
Bank premises and equipment, net	52,671	69,534	55,123	69,659
Goodwill and other intangibles	72,888	76,734	73,177	77,397
Other real estate owned	36,575	45,898	39,760	45,351
Other assets	330,466	361,681	334,792	354,931

Total assets	$6,769,735	$7,190,843	$6,792,822	$7,244,487

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,026,690	$1,003,706	$1,034,801	$982,772
Interest bearing	3,828,830	4,191,313	3,827,370	4,245,949
Total deposits	4,855,520	5,195,019	4,862,171	5,228,721
Borrowings	1,172,379	1,152,489	1,155,900	1,187,509
Other liabilities	78,522	93,725	75,176	87,865
Total liabilities	$6,106,421	$6,441,233	$6,093,247	$6,504,095

Stockholders' Equity:
Preferred stock	$—	$97,808	$41,244	$97,596
Common stock	302,655	301,203	301,992	301,202
Common stock warrants	—	4,406	1,929	4,446
Accumulated other comprehensive loss, net of taxes	(7,009)	(6,202)	(7,874)	(4,563)
Retained earnings	444,675	430,128	439,291	419,444
Treasury stock	(77,007)	(77,733)	(77,007)	(77,733)
Total stockholders' equity	$663,314	$749,610	$699,575	$740,392

Total liabilities and stockholders' equity	$6,769,735	$7,190,843	$6,792,822	$7,244,487

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2012	2012	2012	2011	2011
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$58,269	$57,593	$61,105	$65,497	$65,645
Interest on:
Obligations of U.S. Government, its agencies and other securities	12,187	13,794	13,584	14,571	16,289
Obligations of states and political subdivisions	33	42	46	61	69
Other interest income	129	57	103	102	62
Total interest income	70,618	71,486	74,838	80,231	82,065

Interest expense:
Interest on deposits:
Demand and savings deposits	636	602	754	894	976
Time deposits	3,757	4,121	4,639	5,247	5,661
Interest on borrowings	8,209	8,083	7,717	7,811	7,808
Total interest expense	12,602	12,806	13,110	13,952	14,445

Net interest income	58,016	58,680	61,728	66,279	67,620

Provision for loan losses	16,655	5,238	8,338	20,218	16,438

Net interest income after provision for loan losses	41,361	53,442	53,390	46,061	51,182

Gain on sale of Vision business	—	—	22,167	—	—
Other income	18,079	17,508	17,453	17,885	18,027

Gain on sale of securities	—	—	—	3,367	3,465

Total other expense	45,683	45,804	48,470	49,365	45,599

Income before income taxes	13,757	25,146	44,540	17,948	27,075

Income taxes	1,775	6,260	13,065	7,339	6,694

Net income	$11,982	$18,886	$31,475	$10,609	$20,381

Preferred stock dividends and accretion	—	1,948	1,477	1,464	1,464

Net income available to common shareholders	$11,982	$16,938	$29,998	$9,145	$18,917

Per Common Share:
Net income - basic	$0.78	$1.10	$1.95	$0.59	$1.23
Net income - diluted	$0.78	$1.10	$1.95	$0.59	$1.23

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2012	2012	2012	2011	2011
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$4,019	$4,044	$3,828	$3,699	$3,615
Service charges on deposits	4,244	4,154	4,071	4,643	4,894
Other service income	4,017	3,417	2,734	2,484	3,087
Checkcard fee income	3,038	3,180	3,172	3,115	3,154
Bank owned life insurance income	1,184	1,184	1,202	1,403	1,229
ATM fees	565	536	608	641	726
OREO devaluations	(425)	(2,648)	(1,359)	(1,742)	(588)
Gain/(loss) on the sale of OREO, net	138	2,203	1,045	619	210
Gain on sale of Vision Bank	—	—	22,167	—	—
Other	1,299	1,438	2,152	3,023	1,700
Total other income	$18,079	$17,508	$39,620	$17,885	$18,027

Other expense:
Salaries and employee benefits	$24,255	$22,813	$24,823	$25,952	$25,799
Net occupancy expense	2,303	2,249	2,670	2,866	2,665
Furniture and equipment expense	2,666	2,727	2,621	2,643	2,688
Data processing fees	904	899	1,200	1,393	1,184
Professional fees and services	6,040	5,800	5,581	5,920	5,005
Amortization of intangibles	139	139	1,754	1,528	669
Marketing	924	705	843	852	764
Insurance	1,408	1,400	1,490	1,526	681
Communication	1,470	1,494	1,537	1,544	1,475
Loan put provision	346	2,701	662	—	—
Other	5,228	4,877	5,289	5,141	4,669
Total other expense	$45,683	$45,804	$48,470	$49,365	$45,599

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended				Year ended December 31,
(in thousands, except ratios)	September 30, 2012	June 30, 2012	March 31, 2012		2011	2010	2009	2008

Allowance for loan losses:
Allowance for loan losses, beginning of period	$58,696	$59,758	$68,444		$143,575	$116,717	$100,088	$87,102
Transfer of loans at fair value	—	—	—		(219)	—	—	—
Transfer of allowance to held for sale	—	—	—		(13,100)	—	—	—
Charge-offs	22,878	10,064	18,967	(A)	133,882	66,314	59,022	62,916
Recoveries	3,092	3,764	1,943		8,798	6,092	6,830	5,415
Net charge-offs	19,786	6,300	17,024		125,084	60,222	52,192	57,501
Provision for loan losses	16,655	5,238	8,338		63,272	87,080	68,821	70,487
Allowance for loan losses, end of period	$55,565	$58,696	$59,758		$68,444	$143,575	$116,717	$100,088
(A) Includes the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$55,565	$58,696	$59,758		$68,444	$143,575	$116,717	$100,088
Specific reserves	7,579	10,946	9,505		15,935	66,904	36,721	8,875
General reserves	$47,986	$47,750	$50,253		$52,509	$76,671	$79,996	$91,213

Total loans	$4,400,510	$4,386,851	$4,324,383		$4,317,099	$4,732,685	$4,640,432	$4,491,337
Impaired commercial loans	142,288	170,224	179,293		187,074	250,933	201,143	141,343
Non-impaired loans	$4,258,222	$4,216,627	$4,145,090		$4,130,025	$4,481,752	$4,439,289	$4,349,994

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for
quarterly periods)	1.79%	0.60%	1.53%		2.65%	1.30%	1.14%	1.32%
Allowance for loan losses as a % of period end loans	1.26%	1.34%	1.38%		1.59%	3.03%	2.52%	2.23%
General reserves as a % of non-impaired loans	1.13%	1.13%	1.21%		1.27%	1.71%	1.80%	2.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$160,064	$180,381	$183,227		$195,106	$289,268	$233,544	$159,512
Accruing troubled debt restructuring	31,368	27,250	34,436		28,607	--	142	2,845
Loans past due 90 days or more	2,076	1,870	2,281		3,489	3,590	14,773	5,421
Total nonperforming loans	$193,508	$209,501	$219,944		$227,202	$292,858	$248,459	$167,778
Other real estate owned - Park National Bank	13,699	13,439	13,387		13,240	8,385	6,037	6,149
Other real estate owned - SEPH	21,934	24,985	28,578		29,032	--	--	--
Other real estate owned - Vision Bank	—	--	--		--	33,324	35,203	19,699
Total nonperforming assets	$229,141	$247,925	$261,909		$269,474	$334,567	$289,699	$193,626
Percentage of nonaccrual loans to period end loans	3.64%	4.11%	4.24%		4.52%	6.11%	5.03%	3.55%
Percentage of nonperforming loans to period end loans	4.40%	4.78%	5.09%		5.26%	6.19%	5.35%	3.74%
Percentage of nonperforming assets to period end loans	5.21%	5.65%	6.06%		6.24%	7.07%	6.24%	4.31%
Percentage of nonperforming assets to period end assets	3.39%	3.70%	3.86%		3.86%	4.59%	4.11%	2.74%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Quarter ended			Year ended December 31,
(in thousands, except ratios)	September 30, 2012	June 30, 2012	March 31, 2012	2011	2010	2009	2008

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$101,226	$107,749	$102,886	$96,113	$117,815	$85,197	$68,306
Accruing troubled debt restructuring	31,368	25,782	32,451	26,342	--	142	--
Loans past due 90 days or more	2,076	1,870	2,281	3,367	3,226	3,496	4,777
Total nonperforming loans	$134,670	$135,401	$137,618	$125,822	$121,041	$88,835	$73,083
Other real estate owned - Park National Bank	13,699	13,439	13,387	13,240	8,385	6,037	6,149
Total nonperforming assets	$148,369	$148,840	$151,005	$139,062	$129,426	$94,872	$79,232
Percentage of nonaccrual loans to period end loans	2.34%	2.50%	2.43%	2.29%	2.88%	2.15%	1.80%
Percentage of nonperforming loans to period end loans	3.11%	3.15%	3.26%	3.00%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to period end loans	3.42%	3.46%	3.57%	3.32%	3.16%	2.39%	2.08%
Percentage of nonperforming assets to period end assets	2.24%	2.27%	2.29%	2.21%	1.99%	1.53%	1.27%

Nonperforming Assets -SEPH/Vision Bank (retained portfolio as of September 30, 2012, June 30, 2012, March 31, 2012, and December 31, 2011):
Nonaccrual loans	$58,838	$72,632	$80,341	$98,993	$171,453	$148,347	$91,206
Accruing troubled debt restructuring	—	1,468	1,985	2,265	--	--	2,845
Loans past due 90 days or more	—	--	--	122	364	11,277	644
Total nonperforming loans	$58,838	$74,100	$82,326	$101,380	$171,817	$159,624	$94,695
Other real estate owned - Vision Bank	—	--	--	--	33,324	35,023	19,699
Other real estate owned - SEPH	21,934	24,985	28,578	29,032	--	--	--
Total nonperforming assets	$80,772	$99,085	$110,904	$130,412	$205,141	$194,647	$114,394
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	N.M.	26.77%	21.91%	13.21%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	N.M.	26.82%	23.58%	13.71%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	N.M.	32.02%	28.78%	16.57%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	N.M.	25.90%	21.70%	12.47%

New nonaccrual loan information-Park National Corporation
Nonaccrual loans, beginning of period	$180,381	$183,227	$195,106	$289,268	$233,544	$159,512	$101,128
New nonaccrual loans	18,660	23,769	21,778	124,158	175,175	184,181	141,749
Resolved nonaccrual loans	38,977	26,615	33,657	218,320	119,451	110,149	83,365
Nonaccrual loans, end of period	$160,064	$180,381	$183,227	$195,106	$289,268	$233,544	$159,512

New nonaccrual loan information-Ohio based operations
Nonaccrual loans, beginning of period	$107,749	$102,886	$96,113	$117,815	$85,197	$68,306	$38,113
New nonaccrual loans - Ohio-based operations	14,378	19,604	21,210	78,316	85,081	57,641	58,161
Resolved nonaccrual loans	20,901	14,741	14,437	100,018	52,463	40,750	27,968
Nonaccrual loans, end of period	$101,226	$107,749	$102,886	$96,113	$117,815	$85,197	$68,306

New nonaccrual loan information-SEPH/Vision Bank (SEPH as of March 31, 2012)
Nonaccrual loans, beginning of period	$72,632	$80,341	$98,993	$171,453	$148,347	$91,206	$63,015
New nonaccrual loans - SEPH/Vision Bank	4,282	4,165	568	45,842	90,094	126,540	83,588
Resolved nonaccrual loans	18,076	11,874	19,220	118,302	66,988	69,399	55,397
Nonaccrual loans, end of period	$58,838	$72,632	$80,341	$98,993	$171,453	$148,347	$91,206

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$259,827	$277,375	$287,623	$290,908	$304,534	$245,092	$171,310
Prior charge-offs	117,539	107,151	108,330	103,834	53,601	43,949	29,967
Remaining principal balance	142,288	170,224	179,293	187,074	250,933	201,143	141,343
Specific reserves	7,579	10,946	9,505	15,935	66,904	36,721	8,875
Book value, after specific reserve	$134,709	$159,278	$169,788	$171,139	$184,029	$164,422	$132,468

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com